                                                     FREE WRITING PROSPECTUS
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-130545


                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                        MORTGAGE LOAN ASSET-BACKED NOTES,
                                 SERIES 2006-SL2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                              [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                 JULY [27], 2006

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                                      EXCESS SPREAD IN   EXCESS SPREAD IN
           1 MONTH     PRIME    EXCESS SPREAD IN   EXCESS SPREAD IN          BPS                BPS
           FORWARD     FORWARD         BPS                BPS             (FORWARD        (FORWARD LIBOR-
PERIOD     LIBOR       LIBOR     (STATIC LIBOR)     (FORWARD LIBOR)     LIBOR+200BPS)         200BPS)
------     -------     -------  ----------------   ----------------   ----------------   ----------------
1          5.4150%     8.2500%         674                674                674                674
2          5.5177%     8.3527%         418                409                250                572
3          5.5256%     8.3606%         441                433                278                590
4          5.5091%     8.3441%         427                419                258                584
5          5.5469%     8.3819%         451                440                283                600
6          5.5331%     8.3681%         436                426                263                594
7          5.5129%     8.3479%         442                442                443                443
8          5.4927%     8.3277%         464                464                458                467
9          5.4646%     8.2996%         453                452                439                464
10         5.4609%     8.2959%         465                465                445                478
11         5.4596%     8.2946%         460                460                438                482
12         5.4245%     8.2595%         471                471                447                496
13         5.3974%     8.2324%         465                465                435                500
14         5.3826%     8.2176%         467                468                432                508
15         5.3716%     8.2066%         479                480                440                524
16         5.3591%     8.1941%         472                473                427                525
17         5.3458%     8.1808%         485                487                437                541
18         5.3340%     8.1690%         477                480                424                541
19         5.3215%     8.1565%         480                483                423                549
20         5.3090%     8.1440%         507                511                450                574
21         5.2972%     8.1322%         486                490                422                565
22         5.2856%     8.1206%         502                507                437                581
23         5.2725%     8.1075%         492                498                423                580
24         5.3196%     8.1546%         509                513                437                594
25         5.4220%     8.2570%         499                499                418                587
26         5.4210%     8.2560%         503                502                419                594
27         5.4220%     8.2570%         521                521                437                611
28         5.4203%     8.2553%         510                510                422                607
29         5.4207%     8.2557%         530                530                446                619
30         5.4197%     8.2547%         519                519                436                611
31         5.4178%     8.2528%         523                523                440                616
32         5.4183%     8.2533%         575                575                494                655
33         5.4170%     8.2520%         533                533                447                629
34         5.4164%     8.2514%         554                554                468                647
35         5.4149%     8.2499%         543                543                456                642
36         5.4299%     8.2649%         565                565                477                660
37         5.4493%     8.2843%         555                553                464                654
38         5.4491%     8.2841%         518                517                423                623
39         5.4500%     8.2850%         500                499                401                604
40         5.4491%     8.2841%         468                466                363                579
41         5.4506%     8.2856%         493                491                386                602
42         5.4491%     8.2841%         481                479                369                597
43         5.4476%     8.2826%         483                481                369                601
44         5.4484%     8.2834%         547                545                408                682
45         5.4482%     8.2832%         486                484                334                641
46         5.4471%     8.2821%         507                505                359                655
47         5.4459%     8.2809%         487                485                335                642
48         5.4798%     8.3148%         508                503                358                654
49         5.5238%     8.3588%         488                479                331                636
50         5.5247%     8.3597%         488                480                331                637
51         5.5263%     8.3613%         509                501                356                651
52         5.5270%     8.3620%         489                480                332                637
53         5.5292%     8.3642%         510                501                357                652
54         5.5292%     8.3642%         490                481                332                638
55         5.5285%     8.3635%         490                481                333                638
56         5.5303%     8.3653%         552                544                408                680
57         5.5307%     8.3657%         490                481                333                638
58         5.5310%     8.3660%         511                502                358                652
59         5.5308%     8.3658%         491                481                333                638
60         5.5340%     8.3690%         511                502                358                652
61         5.5379%     8.3729%         491                481                333                638
62         5.5383%     8.3733%         491                481                333                638
63         5.5377%     8.3727%         512                503                358                652
64         5.5370%     8.3720%         491                482                334                638
65         5.5379%     8.3729%         512                503                359                652
66         5.5365%     8.3715%         492                482                334                638
67         5.5351%     8.3701%         492                483                334                639
68         5.5356%     8.3706%         533                524                384                667
69         5.5339%     8.3689%         492                483                335                639
70         5.5334%     8.3684%         513                504                360                653
71         5.5323%     8.3673%         493                483                335                639
72         5.5684%     8.4034%         513                502                358                651
73         5.6147%     8.4497%         493                477                330                633
74         5.6131%     8.4481%         493                478                330                633
75         5.6135%     8.4485%         514                499                355                648
76         5.6138%     8.4488%         493                478                331                634

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                       MORTGAGE LOAN ASSET-BACKED NOTES,
                                SERIES 2006-SL2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                     COUNTRYWIDE HOME LOANS SERVICING LP
                                   SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                              [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                 JULY [27], 2006


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-SL2

*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***
                                                              M2, [AA2/AA/AA]


NO PREPAY STRESS
                 FWD LIBOR/SWAP SHIFT          FORWARD LIBOR         +200BP
                   PREPAY ASSUMPTIONS         1.00x Base Case   1.00x Base Case
                  Loss Severity: 100%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK                  28.61%             27.26%
                    CDR - YIELD BREAK                   13.65              12.82
      % CUM LOSS 1ST $ PRINCIPAL LOSS                  28.56%             27.21%
           CDR - 1ST $ PRINCIPAL LOSS                   13.62              12.79

                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK                  26.56%             24.81%
                    CDR - YIELD BREAK                   12.26              11.25
      % CUM LOSS 1ST $ PRINCIPAL LOSS                  26.50%             24.76%
           CDR - 1ST $ PRINCIPAL LOSS                   12.23              11.22

                                                                                                              Trying to see here
                                                                                                              what happens if rates
                                                                                                              go up, fixed slows,
                 FWD LIBOR/SWAP SHIFT          FORWARD LIBOR         +200BP                +200BP             but floating stays at
                   PREPAY ASSUMPTIONS         1.00x Base Case   Fixed - 50% Base      Fixed - 50% Base        100% of projected - a
                                                              Floating - 50% Base      Floating - 100% Base   mixed speed assumption
                  Loss Severity: 100%
            Recovery Delay: 12 months

               % CUM LOSS YIELD BREAK                  28.61%             31.56%                     29.84%
                    CDR - YIELD BREAK                   13.65               8.01                       8.45
      % CUM LOSS 1ST $ PRINCIPAL LOSS                  28.56%             31.45%                     29.73%
           CDR - 1ST $ PRINCIPAL LOSS                   13.62               7.97                       8.41


                  Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK                  26.56%             28.99%                     27.37%
                    CDR - YIELD BREAK                   12.26               7.03                       7.42
      % CUM LOSS 1ST $ PRINCIPAL LOSS                  26.50%             28.89%                     27.29%
           CDR - 1ST $ PRINCIPAL LOSS                   12.23               7.00                       7.39

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                        MORTGAGE LOAN ASSET-BACKED NOTES,
                                 SERIES 2006-SL2



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                               [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR




                                 JULY [27], 2006


--------------------------------------------------------------------------------
        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                       SCENARIO                     1                2             3              4
                                          SPEED   PRICING     100% pricing    100% pricing  100%ARM /      100%ARM /
                                                                                            200%FRM        200%FRM
                                          RATES               Forward         Forward       Forward-50bps  Forward-50bps

                                       TRIGGERS                    Fail           Fail          Fail            Fail
                                   CLEANUP CALL                To Maturity    To Maturity    To Maturity    To Maturity
                                    DEFAULT P&I                 0% Advance     0% Advance    0% Advance      0% Advance
                                        ADVANCE
                                        DEFAULT                    100%           100%          100%            100%
                                       SEVERITY
                                        DEFAULT        Months   12 months      12 months      12 months      12 months
                                   RECOVERY LAG
                                        DEFAULT                  Current        Current        Current        Current
                                        BALANCE                  Balance        Balance        Balance        Balance
                                    CPR = CDR +     Capped at
                                            CRR        prepay
                                      CPR = CRR  PSA standard   CPR = CRR       CPR = CRR      CPR = CRR     CPR = CRR

                          INITIAL
              RATINGS       BOND  SUBORDINATION
  CLASS   MOODYS/SP/FITCH   SIZE      *INCLUDES
                                      OC TARGET
A          [AAA/AAA/AAA]    69.75        33.15     CDR
                                                   CummLosses
M1         [AA1/AA+/AA+]    5.05         28.10     CDR              14.94       14.94           24.19             24.19
                                                   WAL              6.92         6.92            3.73              3.73
                                                   CummLosses       30.90%      30.90%          27.75%            27.75%
M2          [AA2/AA/AA]     4.95         23.15     CDR              12.23       12.23           19.54             19.54
                                                   WAL              7.53         7.53            4.18              4.18
                                                   CummLosses       26.50%      26.50%          23.35%            23.35%
M3         [AA3/AA-/AA-]    2.00         21.15     CDR
                                                   CummLosses
M4          [A1/A+/A+]      2.40         18.75     CDR
                                                   CummLosses
M5           [A2/A/A]       2.10         16.65     CDR
                                                   CummLosses
M6          [A3/A-/A-]      1.95         14.70     CDR
                                                   CummLosses
M7       [BAA1/BBB+/BBB+]   2.00         12.70     CDR
                                                   CummLosses
M8        [BAA2/BBB/BBB]    1.75         10.95     CDR
                                                   CummLosses
M9       [BAA3/BBB-/BBB-]   1.45         9.50      CDR
                                                   CummLosses
B1         [BA1/BB+/BB+]    1.45         8.05      CDR
                                                   CummLosses
B2          [BA2/BB/BB]     1.45         6.60      CDR
                                                   CummLosses
OC                          3.70         6.60                      -                     -                 -     -

                                       SCENARIO                         5              6              7               8
                                          SPEED   PRICING        100%ARM /      100%ARM /      100%ARM /       100%ARM /
                                                                 75%FRM         75%FRM         50%FRM          50%FRM
                                          RATES                  Forward+100    Forward+100    Forward+200bps  Forward+200bps
                                                                 bps            bps
                                       TRIGGERS                      Fail       Fail           Fail            Fail
                                   CLEANUP CALL                   To Maturity   To Maturity    To Maturity     To Maturity
                                    DEFAULT P&I                   0% Advance    0% Advance     0% Advance      0% Advance
                                        ADVANCE
                                        DEFAULT                      100%       100%           100%            100%
                                       SEVERITY
                                        DEFAULT        Months      12 months    12 months      12 months       12 months
                                   RECOVERY LAG
                                        DEFAULT                     Current     Current        Current         Current Balance
                                        BALANCE                     Balance     Balance        Balance
                                    CPR = CDR +     Capped at
                                            CRR        prepay
                                      CPR = CRR  PSA standard      CPR = CRR    CPR =  CRR     CPR =  CRR      CPR = CRR

                          INITIAL
              RATINGS       BOND  SUBORDINATION
  CLASS   MOODYS/SP/FITCH   SIZE      *INCLUDES
                                      OC TARGET
A          [AAA/AAA/AAA]    69.75        33.15     CDR
                                                   CummLosses
M1         [AA1/AA+/AA+]    5.05         28.10     CDR                  12.08          12.08         8.97          8.97
                                                   WAL                   8.91           8.91        12.36         12.36
                                                   CummLosses           31.39%         31.39%       31.54%        31.54%
M2          [AA2/AA/AA]     4.95         23.15     CDR                   9.92           9.92         7.39          7.39
                                                   WAL                   9.65           9.65         13.13         13.13
                                                   CummLosses           27.07%         27.07%       27.29%        27.29%
M3         [AA3/AA-/AA-]    2.00         21.15     CDR
                                                   CummLosses
M4          [A1/A+/A+]      2.40         18.75     CDR
                                                   CummLosses
M5           [A2/A/A]       2.10         16.65     CDR
                                                   CummLosses
M6          [A3/A-/A-]      1.95         14.70     CDR
                                                   CummLosses
M7       [BAA1/BBB+/BBB+]   2.00         12.70     CDR
                                                   CummLosses
M8        [BAA2/BBB/BBB]    1.75         10.95     CDR
                                                   CummLosses
M9       [BAA3/BBB-/BBB-]   1.45         9.50      CDR
                                                   CummLosses
B1         [BA1/BB+/BB+]    1.45         8.05      CDR
                                                   CummLosses
B2          [BA2/BB/BB]     1.45         6.60      CDR
                                                   CummLosses
OC                          3.70         6.60                          -                       -            -        -

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                       MORTGAGE LOAN ASSET-BACKED NOTES,
                                SERIES 2006-SL2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                      COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                              [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                 JULY [27], 2006


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                              SCENARIO                                 1                2                3
                                                 SPEED                PRICING     25% pricing      50% pricing      100% pricing
                                                 RATES                               Forward          Forward          Forward
                                              TRIGGERS                                 Fail            Fail             Fail
                                          CLEANUP CALL                             To Maturity      To Maturity      To Maturity
                                   DEFAULT P&I ADVANCE                            100% Advance     100% Advance     100% Advance
                                      DEFAULT SEVERITY                                100%             100%             100%
                                  DEFAULT RECOVERY LAG                 Months       6 months         6 months         6 months
                                       DEFAULT BALANCE                          Current Balance  Current Balance  Current Balance
                                       CPR = CDR + CRR       Capped at prepay
                                             CPR = CRR           PSA standard       CPR = CRR        CPR = CRR        CPR = CRR
                         INITIAL
            RATINGS       BOND           SUBORDINATION
CLASS   MOODYS/SP/FITCH   SIZE     *INCLUDES OC TARGET
A        [AAA/AAA/AAA]    69.75                  33.15   CDR
                                                         CummLosses

M1       [AA1/AA+/AA+]     5.05                  28.10   CDR
                                                         CummLosses

M2        [AA2/AA/AA]      4.95                  23.15   CDR
                                                         CummLosses

M3       [AA3/AA-/AA-]     2.00                  21.15   CDR
                                                         CummLosses

M4        [A1/A+/A+]       2.40                  18.75   CDR
                                                         CummLosses

M5         [A2/A/A]        2.10                  16.65   CDR
                                                         CummLosses

M6        [A3/A-/A-]       1.95                  14.70   CDR
                                                         CummLosses

M7     [BAA1/BBB+/BBB+]    2.00                  12.70   CDR                              5.44             6.14             8.04
                                                         WAL                             20.31            15.80            10.45
                                                         First Principal Loss       07/25/2031       06/25/2027       01/25/2020
                                                         CummLosses                      34.18%           26.02%           18.74%
M8      [BAA2/BBB/BBB]     1.75                  10.95   CDR                              5.11             5.64             7.15
                                                         WAL                             21.02            16.15            10.96
                                                         First Principal Loss       05/25/2031       10/25/2025       06/25/2020
                                                         CummLosses                      32.63%           24.33%           16.95%
M9     [BAA3/BBB-/BBB-]    1.45                   9.50   CDR                              4.84             5.23             6.41
                                                         WAL                             21.76            16.56            11.49
                                                         First Principal Loss       12/25/2030       11/25/2026       09/25/2020
                                                         CummLosses                      31.31%           22.89%           15.42%
B1       [BA1/BB+/BB+]     1.45                   8.05   CDR
                                                         CummLosses

B2        [BA2/BB/BB]      1.45                   6.60   CDR
                                                         CummLosses

OC                         3.70                   6.60                                      -                -                -

                                              SCENARIO                                4                5                   6
                                                 SPEED                PRICING    125% pricing      25% pricing        50% pricing
                                                 RATES                               Forward    Forward up 50 bps  Forward up 50 bps
                                              TRIGGERS                                Fail            Fail               Fail
                                          CLEANUP CALL                            To Maturity      To Maturity        To Maturity
                                   DEFAULT P&I ADVANCE                           100% Advance     100% Advance       100% Advance
                                      DEFAULT SEVERITY                               100%            100%                100%
                                  DEFAULT RECOVERY LAG                 Months      6 months        6 months            6 months
                                       DEFAULT BALANCE                         Current Balance   Current Balance    Current Balance
                                       CPR = CDR + CRR       Capped at prepay
                                             CPR = CRR           PSA standard      CPR = CRR        CPR = CRR         CPR = CRR
                         INITIAL
            RATINGS       BOND           SUBORDINATION
CLASS   MOODYS/SP/FITCH   SIZE     *INCLUDES OC TARGET
A        [AAA/AAA/AAA]    69.75                  33.15   CDR
                                                         CummLosses

M1       [AA1/AA+/AA+]     5.05                  28.10   CDR
                                                         CummLosses

M2        [AA2/AA/AA]      4.95                  23.15   CDR
                                                         CummLosses

M3       [AA3/AA-/AA-]     2.00                  21.15   CDR
                                                         CummLosses

M4        [A1/A+/A+]       2.40                  18.75   CDR
                                                         CummLosses

M5         [A2/A/A]        2.10                  16.65   CDR
                                                         CummLosses

M6        [A3/A-/A-]       1.95                  14.70   CDR
                                                         CummLosses

M7     [BAA1/BBB+/BBB+]    2.00                  12.70   CDR                             9.17               5.08               5.81
                                                         WAL                             8.24              20.56              15.90
                                                         First Principal Loss      06/25/2019         07/25/2033         05/25/2025
                                                         CummLosses                     16.90%             32.48%             24.91%
M8      [BAA2/BBB/BBB]     1.75                  10.95   CDR                             8.07               4.76               5.31
                                                         WAL                             8.67              21.27              16.23
                                                         First Principal Loss      02/25/2021         12/25/2032         03/25/2032
                                                         CummLosses                     15.11%             30.92%             23.17%
M9     [BAA3/BBB-/BBB-]    1.45                   9.50   CDR                             7.16               4.50               4.92
                                                         WAL                             9.12              21.97              16.67
                                                         First Principal Loss      06/25/2020         01/25/2034         04/25/2028
                                                         CummLosses                     13.59%             29.61%             21.78%
B1       [BA1/BB+/BB+]     1.45                   8.05   CDR
                                                         CummLosses

B2        [BA2/BB/BB]      1.45                   6.60   CDR
                                                         CummLosses

OC                         3.70                   6.60                                     -                  -                  -

                                              SCENARIO                                  7                  8
                                                 SPEED                PRICING      100% pricing       125% pricing
                                                 RATES                          Forward up 50 bps  Forward up 50 bps
                                              TRIGGERS                                 Fail               Fail
                                          CLEANUP CALL                             To Maturity         To Maturity
                                   DEFAULT P&I ADVANCE                            100% Advance        100% Advance
                                      DEFAULT SEVERITY                                100%                100%
                                  DEFAULT RECOVERY LAG                 Months        6 months           6 months
                                       DEFAULT BALANCE                           Current Balance    Current Balance
                                       CPR = CDR + CRR       Capped at prepay
                                             CPR = CRR           PSA standard       CPR = CRR           CPR = CRR
                         INITIAL
            RATINGS       BOND           SUBORDINATION
CLASS   MOODYS/SP/FITCH   SIZE     *INCLUDES OC TARGET
A        [AAA/AAA/AAA]    69.75                  33.15   CDR
                                                         CummLosses

M1       [AA1/AA+/AA+]     5.05                  28.10   CDR
                                                         CummLosses

M2        [AA2/AA/AA]      4.95                  23.15   CDR
                                                         CummLosses

M3       [AA3/AA-/AA-]     2.00                  21.15   CDR
                                                         CummLosses

M4        [A1/A+/A+]       2.40                  18.75   CDR
                                                         CummLosses

M5         [A2/A/A]        2.10                  16.65   CDR
                                                         CummLosses

M6        [A3/A-/A-]       1.95                  14.70   CDR
                                                         CummLosses

M7     [BAA1/BBB+/BBB+]    2.00                  12.70   CDR                                7.77               8.96
                                                         WAL                               10.50               8.28
                                                         First Principal Loss         06/25/2021         06/25/2018
                                                         CummLosses                        18.20%             16.56%
M8      [BAA2/BBB/BBB]     1.75                  10.95   CDR                                6.89               7.86
                                                         WAL                               11.00               8.69
                                                         First Principal Loss         04/25/2022         11/25/2020
                                                         CummLosses                        16.42%             14.76%
M9     [BAA3/BBB-/BBB-]    1.45                   9.50   CDR                                6.17               6.96
                                                         WAL                               11.54               9.16
                                                         First Principal Loss         12/25/2020         03/25/2021
                                                         CummLosses                        14.91%             13.25%
B1       [BA1/BB+/BB+]     1.45                   8.05   CDR
                                                         CummLosses

B2        [BA2/BB/BB]      1.45                   6.60   CDR
                                                         CummLosses

OC                         3.70                   6.60                                        -                  -

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                        MORTGAGE LOAN ASSET-BACKED NOTES,
                                 SERIES 2006-SL2



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                               [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR


                                 JULY [27], 2006

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2006-SL2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                SCENARIO                                 1                2                3
                                                   SPEED             PRICING        25% pricing      50% pricing     100% pricing
                                                   RATES                               Forward          Forward          Forward
                                                TRIGGERS                                 Fail             Fail             Fail
                                            CLEANUP CALL                            To Maturity      To Maturity      To Maturity
                                     DEFAULT P&I ADVANCE                           100% Advance     100% Advance     100% Advance
                                        DEFAULT SEVERITY                                 100%             100%             100%
                                    DEFAULT RECOVERY LAG              Months         6 months         6 months         6 months
                                         DEFAULT BALANCE                          Current Balance  Current Balance  Current Balance
                                         CPR = CDR + CRR    Capped at prepay
                                               CPR = CRR        PSA standard         CPR = CRR        CPR = CRR        CPR = CRR
                           INITIAL
        RATINGS               BOND         SUBORDINATION
CLASS   MOODYS/SP/FITCH       SIZE   *INCLUDES OC TARGET
A       [AAA/AAA/AAA]        69.75                 33.15   CDR
                                                           CummLosses
M1      [AA1/AA+/AA+]         5.05                 28.10   CDR
                                                           CummLosses
M2      [AA2/AA/AA]           4.95                 23.15   CDR
                                                           CummLosses
M3      [AA3/AA-/AA-]         2.00                 21.15   CDR
                                                           CummLosses
M4      [A1/A+/A+]            2.40                 18.75   CDR
                                                           CummLosses
M5      [A2/A/A]              2.10                 16.65   CDR
                                                           CummLosses
M6      [A3/A-/A-]            1.95                 14.70   CDR
                                                           CummLosses
M7      [BAA1/BBB+/BBB+]      2.00                 12.70   CDR                              5.44             6.14             8.04
                                                           WAL                             20.31            15.80            10.45
                                                           First Principal Loss       07/25/2031       06/25/2027       01/25/2020
                                                           CummLosses                     34.18%           26.02%           18.74%
M8      [BAA2/BBB/BBB]        1.75                 10.95   CDR                              5.11             5.64             7.15
                                                           WAL                             21.02            16.15            10.96
                                                           First Principal Loss       05/25/2031       10/25/2025       06/25/2020
                                                           CummLosses                     32.63%           24.33%           16.95%
M9      [BAA3/BBB-/BBB-]      1.45                  9.50   CDR
                                                           CummLosses
B1      [BA1/BB+/BB+]         1.45                  8.05   CDR
                                                           CummLosses
B2      [BA2/BB/BB]           1.45                  6.60   CDR
                                                           CummLosses
OC                            3.70                  6.60                                       -                -                -

                                      4                    5                   6                     7                     8
                               125% pricing          25% pricing         50% pricing          100% pricing          125% pricing
                                  Forward          Forward up 50 bps   Forward up 50 bps     Forward up 50 bps     Forward up 50 bps
                                    Fail                 Fail                Fail                  Fail                  Fail
                                To Maturity          To Maturity         To Maturity           To Maturity           To Maturity
                               100% Advance         100% Advance        100% Advance          100% Advance          100% Advance
                                    100%                 100%                100%                  100%                  100%
                                  6 months             6 months            6 months              6 months              6 months
                              Current Balance      Current Balance     Current Balance       Current Balance       Current Balance

                                    CPR = CRR            CPR = CRR           CPR = CRR             CPR = CRR             CPR = CRR

          RATINGS
CLASS     MOODYS/SP/FITCH
A         [AAA/AAA/AAA]

M1        [AA1/AA+/AA+]

M2        [AA2/AA/AA]

M3        [AA3/AA-/AA-]

M4        [A1/A+/A+]

M5        [A2/A/A]

M6        [A3/A-/A-]

M7        [BAA1/BBB+/BBB+]              9.17                 5.08                5.81                  7.77                  8.96
                                        8.24                20.56               15.90                 10.50                  8.28
                                  06/25/2019           07/25/2033          05/25/2025            06/25/2021            06/25/2018
                                      16.90%               32.48%              24.91%                18.20%                16.56%
M8        [BAA2/BBB/BBB]                8.07                 4.76                5.31                  6.89                  7.86
                                        8.67                21.27               16.23                 11.00                  8.69
                                  02/25/2021           12/25/2032          03/25/2032            04/25/2022            11/25/2020
                                      15.11%               30.92%              23.17%                16.42%                14.76%
M9        [BAA3/BBB-/BBB-]

B1        [BA1/BB+/BB+]

B2        [BA2/BB/BB]

OC                                         -                    -                   -                     -                     -